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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K/A

                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): December 29, 1998


                                  EQUIFAX INC.
             (Exact name of registrant as specified in its charter)



             GEORGIA                   1-6605           58-0401110
       (State or other juris-       (Commission      (I.R.S. Employer
     diction of incorporation)       File Number)   Identification No.)



                          1600 PEACHTREE STREET, N.W.
                            ATLANTA, GEORGIA  30309
                    (Address of principal executive offices)


                                 (404) 885-8000
              (Registrant's telephone number, including area code)



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                            Exhibit Index on Page 2
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                                EXPLANATORY NOTE

This Form 8-K/A of Equifax Inc. is filed solely to amend the Exhibit Index included herein and Exhibit 2.1 attached hereto.


Item 7.   Financial Statements and Exhibits
-------   ---------------------------------

          (c) Exhibits

          2.1 Acquisition Agreement By and Among Equifax South America, Inc., Equifax do Brasil Holdings Ltda., Equifax do Brasil Acquisition Ltda., Protector Administracao e Servicos Ltda., John George de Carle Gottheiner, Lotario Heilbrunn Krause, and Protector S.A., dated August 12, 1998.

              (Portions of this Exhibit have been omitted and filed separately with the Commission under a request for confidential treatment.)




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

Date:     December 29, 1998

                                     EQUIFAX INC.
                                     (Registrant)

                                     By:  /s/ David A. Post
                                          -------------------------
                                          David A. Post
                                          Corporate Vice President and
                                          Chief Financial Officer







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